                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        April 16, 2002
                                                 ------------------------------


                       Philips International Realty Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Maryland                            000-23463                 13-3963667
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation)                                              Identification No.)

       417 Fifth Avenue, New York, N.Y.                                10016
--------------------------------------------------------            ------------
   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code     212-545-1100
                                                   -----------------------------

                                       Not applicable
--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Philips International Realty Corp., pursuant to the requirements of the Securities Exchange Act of 1934, as amended, hereby amends the following item of its Current Report on Form 8-K dated April 16, 2002 (filed with the Securities and Exchange Commission on April 30, 2002), as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (b) Pro forma financial information relative to the sale reported on
         Form 8-K dated April 16, 2002 filed herewith is as follows:
                                                                           Page
                                                                           ----
         Pro forma Condensed Consolidated Balance
         Sheet as of March 31, 2002 (Unaudited)                              5

         Pro forma Condensed Consolidated Statement
         of Income for the Year Ended December 31, 2001
         (Unaudited)                                                         6

         Pro forma Condensed Consolidated Statement of
         Income for the Three Months Ended March 31, 2002
         (Unaudited)                                                         7

         Notes to Pro Forma Condensed Consolidated
         Financial Statements (Unaudited)                                    8

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2002

                                     PHILIPS INTERNATIONAL REALTY CORP.

                                     (Registrant)


                                     By: /s/ Philip Pilevsky
                                         --------------------------------------
                                                     Philip Pilevsky
                                                 Chief Executive Officer

                       PHILIPS INTERNATIONAL REALTY CORP.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 assumes the disposition of the Company's McHenry Commons shopping center had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2001 and the Three Months Ended March 31, 2002 assume such transaction, and the June 14, 2001, August 31, 2001 and October 31, 2001 sales of the Company's shopping center properties in Lake Worth, FL, Alexandria, MN and Port Angeles, WA, respectively, had occurred as of January 1, 2001.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at March 31, 2002 or the results of operations that would have actually occurred if the dispositions of the properties had occurred as of January 1, 2001. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the period ended March 31, 2002 and the accompanying notes thereto.

                       PHILIPS INTERNATIONAL REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                   (UNAUDITED, IN THOUSANDS EXCEPT SHARE DATA)


                                                                                                    SALE OF
                                                                                                    PROPERTY
                                                                                     HISTORIC       APRIL 2002     PRO FORMA
                                                                                     --------       ----------     ---------
                               ASSETS

Rental properties, net-held for sale ..........................................      $ 18,973       $ (3,513)      $ 15,460
Cash and cash equivalents .....................................................         1,302              -          1,302
Accounts receivable, net ......................................................           274            (98)           176
Deferred charges and prepaid expenses .........................................           329             (5)           324
Other assets ..................................................................         2,263             (3)         2,260
                                                                                     --------       --------       --------
Total assets ..................................................................      $ 23,141       $ (3,619)      $ 19,522
                                                                                     ========       ========       ========


                LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
    Accounts payable and accrued expenses .....................................      $  1,361       $   (150)      $  1,211
    Other liabilities .........................................................           109              -            109
                                                                                     --------       --------       --------

Total Liabilities .............................................................         1,470           (150)         1,320
                                                                                     --------       --------       --------

Minority interests ............................................................            73              -             73
                                                                                     --------       --------       --------

Shareholders' Equity
   Preferred Stock, $.01 par value; 30,000,000 shares authorized;
                 no shares issued and outstanding .............................             -              -              -
   Common Stock, $.01 par value; 150,000,000 shares authorized;
                 7,340,474 shares issued and outstanding ......................            73              -             73
   Additional paid in capital .................................................        92,668             --         92,668
   Cumulative distributions in excess of net income ...........................       (71,143)        (3,469)       (74,612)
                                                                                     --------       --------       --------

Total Shareholders' Equity ....................................................        21,598         (3,469)        18,129
                                                                                     --------       --------       --------

Total Liabilities and Shareholders' Equity ....................................      $ 23,141       $ (3,619)      $ 19,522
                                                                                     ========       ========       ========


                       See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                 (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                                       SALE OF
                                                                                                      PROPERTIES
                                                                                          HISTORIC     2001/2002    PRO FORMA
                                                                                          --------    -----------   ---------

Discontinued Operations:
Revenues from rental property .......................................................     $ 5,023      $(1,973)     $ 3,050
                                                                                          -------      -------      -------

Expenses:
    Operating expenses ..............................................................         889         (628)         261
    Real estate taxes ...............................................................         561         (323)         238
    Management fees to affiliates ...................................................         154          (63)          91
    General and administrative expenses .............................................       1,071            -        1,071
                                                                                          -------      -------      -------
                                                                                            2,675       (1,014)       1,661
                                                                                          -------      -------      -------

Operating income from discontinued operations .......................................       2,348         (959)       1,389
Minority interests in income ........................................................          (8)           3           (5)
Other income (expense), net .........................................................          18            -           18
                                                                                          -------      -------      -------
Net income from discontinued operations before gain on sale of property .............     $ 2,358      $  (956)     $ 1,402
                                                                                          =======      =======      =======

Basic and diluted net income per common share before gain on sale of property .......     $  0.32                   $  0.19
                                                                                          =======                   =======



                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 2002
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                           SALE OF
                                                                                          PROPERTY
                                                                           HISTORIC       APRIL 2002      PRO FORMA
                                                                           --------      -----------      ---------
Discontinued Operations:
Revenues from rental property .....................................          $ 888           $(206)          $ 682
                                                                             -----           -----           -----

Expenses:
    Operating expenses ............................................            107             (31)             76
    Real estate taxes .............................................             90             (30)             60
    Management fees to affiliates .................................             30              (6)             24
    General and administrative expenses ...........................            231               -             231
                                                                             -----           -----           -----
                                                                               458             (67)            391
                                                                             -----           -----           -----

Operating income from discontinued operations .....................            430            (139)            291
Minority interests in income ......................................             (1)              -              (1)
Other income (expense), net .......................................             (1)              -              (1)
                                                                             -----           -----           -----
Net income from discontinued operations ...........................          $ 428           $(139)          $ 289
                                                                             =====           =====           =====

Basic and diluted net income per common share .....................          $0.06                           $0.04
                                                                             =====                           =====




                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


1.       Basis of Presentation

         The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the April 2002 disposition of the Company's McHenry Commons shopping center had been completed as of March 31, 2002. The Pro Forma Condensed Consolidated Income Statements reflect adjustments to the historic operating results for the year ended December 31, 2001 and the three months ended March 31, 2002 to give effect to the June 2001, August 2001, October 2001 and April 2002 sales of the Company's shopping center properties in Lake Worth, FL, Alexandria, MN, Port Angeles, WA and McHenry, IL, respectively, as if these transactions had been completed as of January 1, 2001.



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